UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 08/08/2012

INNOSPEC INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-13879

Delaware	98-0181725
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

8375 South Willow Street, Littleton, Colorado, 80124

(Address of principal executive offices, including zip code)

303-792-5554

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

Innospec Inc. issued a press release on August 8, 2012 announcing its financial results for the quarter ended June 30, 2012.

The information contained in this Item 2.02, including the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
EX-99.1	Press Release dated August 8, 2012 announcing Innospec Inc.’s financial results for quarter ended June 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOSPEC INC.

Date: August 9, 2012	By:	/s/ David E. Williams
David E. Williams
VP, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated August 8, 2012 announcing Innospec Inc.’s financial results for quarter ended June 30, 2012.